UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2018

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California		95110
(Address of principal executive offices)		(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 2.02:	Results of Operations and Financial Condition.

On April 25, 2018, SJW Group (the "Corporation") announced its financial results for the quarter ended March 31, 2018. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.07:	Submission of Matters to a Vote of Security Holders.

At the Corporation's 2018 annual meeting of stockholders held on April 25, 2018, the following proposals were approved by the stockholders: (i) the election of eight nominees listed in the proxy statement to serve on the Board of Directors of the Corporation, (ii) the compensation of the named executive officers as disclosed in the proxy statement, on an advisory basis, and (iii) the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018, each by the votes set forth below:

Proposal 1: Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Votes
Katharine Armstrong	15,837,491	339,529	52,413	2,950,742
Walter J. Bishop	15,545,921	646,429	37,083	2,950,742
Douglas R. King	15,919,855	270,900	38,678	2,950,742
Gregory P. Landis	16,037,065	149,684	42,684	2,950,742
Debra C. Man	15,636,659	354,887	237,887	2,950,742
Daniel B. More	15,631,725	282,030	315,678	2,950,742
Eric W. Thornburg	15,730,281	396,102	103,050	2,950,742
Robert A. Van Valer	16,002,918	205,104	21,411	2,950,742

Proposal 2: Approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
15,498,692	671,776	58,965	2,950,742

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
19,074,448	68,010	37,717	0

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Group dated April 25, 2018 announcing the 2018 First Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: April 25, 2018	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer